                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 13, 2002
                                                 -------------------------------


                       Health Management Associates, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                        000-18799              61-0963645
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                      File Number)         Identification No.)


5811 Pelican Bay Boulevard, Suite 500, Naples, Florida                34108-2710
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (239) 598-3131
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

     On August 13, 2002, in accordance with Order No. 4-460 issued by the Securities and Exchange Commission (the "Commission") requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, Joseph V. Vumbacco and Robert E. Farnham, the principal executive officer and principal financial officer, respectively, of Health Management Associates, Inc. each filed sworn statements with the Commission in the form prescribed by the Commission. Such sworn statements were signed on August 12, 2002 and are attached as Exhibits 99(a) and 99(b) to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Health Management Associates, Inc.


Dated:  August 13, 2002                       By: /s/ Robert E. Farnham
                                                  ------------------------------
                                              Robert E. Farnham
                                              Senior Vice President - Finance

                                INDEX TO EXHIBITS

(1)  Underwriting agreement

     Not Applicable.

(2)  Plan of acquisition, reorganization, arrangement, liquidation or succession

     Not Applicable.

(4) Instruments defining the rights of security holders, including indentures

     Not Applicable.

(16) Letter re change in certifying accountant

     Not applicable.

(17) Letter re director resignation

     Not applicable.

(20) Other documents or statements to security holders

     Not applicable.

(23) Consents of experts and counsel

     Not Applicable.

(24) Power of attorney

     Not applicable.

(99) Additional Exhibits

     Exhibit 99(a) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     Exhibit 99(b) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.